UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

100 Field Drive

Lake Forest, Illinois  60045

(Address of principal executive offices)

(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

100 Field Drive

Lake Forest, Illinois 60045

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

ANNUAL REPORT

MARCH 31, 2015

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER VALUE FUND

Letter to Shareholders

Dear Fellow Shareholder:

Fiscal 2015 was a mixed year for the Forester Value Fund. The fund’s equities performed well, returning 16.72% in the 12 months ended March 31, 2015 compared to the S&P 500’s 12.73% and the Russell 1000 Value’s 9.33% return. However, the cost of the put options and the allocation to cash weighed on the overall fund’s return. The Forester Value Fund’s N-share returned 0.96%, the I-share, 1.16% and the R-share, 0.60%. The fund is classified in Morningstar’s Long/Short Equity category, which saw a 3.15% return during the fiscal year.

The world’s most powerful central banks are conducting an unprecedented level of monetary stimulus. Never before has there been such aggressive coordinated stimulus from the US Federal Reserve, the European Central Bank and the Bank of Japan. All three central banks have cut short-term interest rates to near-zero levels and are driving long-term rates lower with aggressive bond buying programs referred to as Quantitative Easing (QE).

The benefit of monetary stimulus (low interest rates) is that it can help to pull economies out of recessions. The problem with monetary stimulus is that it can cause financial bubbles. In the late 1990s although the economy was heating, the Federal Reserve opted not to raise rates.  They argued that the large gains in productivity (driven by the technology boom) would keep inflation tame. In fact, they actually lowered interest rates in 1998 in response to the Asian crisis and Russian default. Overly accommodative monetary policy was one of the factors that led to the dot-com bubble in the US equity market. When that bubble popped 2000-2002, the economy fell into recession, and the Federal Reserve responded by lowering rates dramatically. These low interest rates were one of the primary factors that led to the housing bubble. When the housing bubble popped, the economy fell into an even deeper recession and the Federal Reserve again responded by lowering interest rates. As you can see in the graph below, they eventually hit 0%, at which point the Federal Reserve turned to QE programs to lower longer-term rates.

US Federal Funds Rate:

This latest round of easing has most likely led to a bubble in the bond market; pricing in this market is clearly irrational. The most dramatic example of irrational pricing is negative yielding government bonds in Europe and Japan. If you are a saver/investor, you actually have to pay an entity to borrow your money! If you hold these bonds until maturity, you have a guaranteed loss on the investment. This phenomenon defies logic and also long held financial principles such as the time value of money. This is unchartered territory for financial markets and we do not yet know the repercussions of this distortion. A 4/13/15 Bloomberg article put it this way, “negative interest rates are a sign of desperation, a signal that traditional policy options have proved ineffective and new limits need to be explored.”  Unfortunately this problem is not contained to a few small issues. According to the Wall Street Journal, 16% of outstanding government bonds globally carry negative yields.

As 2008 demonstrated, even if the bubble is not centered in the equity markets, when the asset bubble eventually pops, the equity market is not spared. There are two reasons for this. First, the equity market is very sensitive to economic stability. If any instability is sensed, risk premiums will increase, driving multiples lower. The second reason is that bubbles are usually not strictly confined to one asset class. Some investors will identify rich valuations and shift into other asset classes, effectively raising valuations across several areas of investment. Unsurprisingly, over the past few years with bond yields very low or even negative, many investors have shifted investments into equities. Across the globe, equity prices have risen substantially more than earnings have, stretching valuations.

3 Year Growth in Stock Prices and Earnings:

		Change in	Earnings
Country	Index	Stock Prices	Growth

USA	S&P 500	46%	13%
Germany	DAX	71%	21%
UK	FTSE	45%	-19%
France	CAC	45%	-5%
Japan	Nikkei	90%	33%
China	Shanghai Comp.	65%	6%

3-Year Price, Earnings and P/E of S&P 500:

So it seems clear that this unprecedented global monetary policy has distorted financial markets. Now that we’re winding down QE here in the US and probably have the first Fed rate hike on the horizon, can we engineer a smooth transition? Given the magnitude of the easing program and the distortions it has caused in financial markets, we expect the transition to be difficult. In a April 22, 2015 CNBC interview, Jim Paulsen, Chief Investment Strategist of Wells Capital Management stated “After the mother of all monetary easing cycles, if we’re exiting that finally, I find it difficult to believe we’re going to just skate right through that without any turbulence, and that’s what I’m looking for.” That’s what we’re looking for as well.

STOCK PERFORMANCE

As mentioned above, the fund’s equities performed well, returning 16.72% in the 12 months ended March 31, 2015 compared to the S&P 500’s 12.73% and the Russell 1000

Value’s 9.33% return. The outperformance was driven by Kroger (+77.9%), UnitedHealth Group (+46.6%), CVS Health (+39.8%), and Jarden (+38.5%).

Kroger continues to execute their strategy exceptionally well, providing customers with products they want at compelling prices, allowing the company to consistently gain market share. Their Simple Truth store brand, which seeks to make organic food more affordable, has seen remarkable growth. Each quarter the grocer has consistently reported same-store sales growth of 3% to 5%, better than the industry average.

Shares of UnitedHealth Group continue to advance as their insurance business is performing better than expected and their services segment is posting healthy growth. In addition, the stock is experiencing P/E multiple expansion as their fast-growing services business becomes a greater portion of profits.

CVS Health has a one-of-a-kind business model that allows it to offer its clients and customers unique services and benefits. This has led to market share gains and better-than-expected earnings growth over the past few years. In addition, the company has remained committed to returning cash to shareholders via share repurchase and dividend increases, strategies that have helped to support the shares.

Jarden is a consumer products company with a diverse portfolio of brands (First Alert fire alarms, CrockPot slow cookers, Coleman coolers, Marmot jackets, and Rawlings baseball mitts, to name a few). The company has a track record of adding value to newly acquired businesses by investing in innovation, marketing and expanded distribution. The company acquired Yankee Candle at the end of 2013 and that business has been experiencing exceptional growth. The candles will soon be sold in Wal-Mart stores for the first time, and Jarden will also begin to sell them internationally.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential. We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2015 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	1.16%	2.11%	4.65%	$ 13,023
S&P 500 Stock Index	12.73%	14.46%	16.87%	$ 24,765

The chart assumes an initial gross investment of $10,000 made on 6/5/09 for Class I (Class I inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2015 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	0.96%	1.84%	3.01%	4.36%	$ 19,407
S&P 500 Stock Index	12.73%	14.46%	8.01%	4.74%	$ 20,540

The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N and S&P 500 Stock Index (Class N inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2015 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	0.60%	N/A	1.62%	$ 10,706
S&P 500 Stock Index	12.73%	N/A	13.25%	$ 16,982

The chart assumes an initial gross investment of $10,000 made on 12/29/10 for Class R (Class R inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

March 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

U.S. Government Obligations 21.73%
Consumer Discretionary 9.73%
Consumer Staples 12.72%
Energy 5.90%
Financial Services 12.16%
Health Care 16.18%
Industrial Goods 5.06%
Options 1.77%
Technology 6.62%
Telecommunications 0.75%
Utilities 3.29%
Short-Term Investments 4.09%

	Forester Value Fund
	Schedule of Investments
	March 31, 2015

Shares		Value

COMMON STOCKS - 72.41%

Consumer Discretionary - 9.73%
6,300	AutoZone, Inc. *	$ 4,297,608
79,100	Jarden Corp. *	4,184,390
176,800	J. C. Penney Co., Inc. *	1,486,888
31,350	Target Corp.	2,572,895
		12,541,781
Consumer Staples - 12.72%
16,900	Altria Group, Inc.	845,338
115,600	ConAgra Foods, Inc.	4,222,868
42,280	CVS Health Corp.	4,363,719
51,800	General Mills, Inc.	2,931,880
52,500	The Kroger Co.	4,024,650
		16,388,455
Energy - 5.90%
24,210	Chevron Corp.	2,541,566
22,800	Exxon Mobil Corp.	1,938,000
35,800	Halliburton Co.	1,570,904
59,300	Marathon Oil Corp.	1,548,323
		7,598,793
Financial Services - 12.16%
56,540	Allstate Corp.	4,023,952
40,030	Aon Corp. (United Kingdom)	3,847,684
36,520	Travelers Companies, Inc.	3,948,908
88,260	US Bancorp, Inc.	3,854,314
		15,674,858
Health Care - 16.18%
8,550	Amgen, Inc.	1,366,717
14,900	Gilead Sciences, Inc. *	1,462,137
29,300	Johnson & Johnson	2,947,580
56,241	Merck & Co., Inc.	3,232,733
58,600	Mylan, Inc. (United Kingdom) *	3,477,910
118,954	Pfizer, Inc.	4,138,410
35,730	UnitedHealth Group, Inc.	4,226,502
		20,851,989
Industrial Goods - 5.06%
16,120	3M Co.	2,658,994
37,020	Honeywell International, Inc.	3,861,556
		6,520,550
Technology - 6.62%
15,700	International Business Machines Corp.	2,519,850
80,100	Microsoft Corp.	3,256,465
63,740	Oracle Corp.	2,750,381
		8,526,696
Telecommunications - 0.75%
29,450	AT&T, Inc.	961,542

Utilities - 3.29%
38,910	American Electric Power Co, Inc.	2,188,687
46,200	Southern Co.	2,045,736
		4,234,423

TOTAL FOR COMMON STOCKS (Cost $50,574,420) - 72.41%		93,299,087

PUT OPTIONS - 1.77% *

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	SPDR S&P 500 ETF Trust Fund
700,000	5/15/2015 Put @ $201.00	1,729,000

	SPDR S&P 500 ETF Trust Fund
300,000	5/15/2015 Put @ $198.00	555,000

TOTAL FOR PUT OPTIONS (Premiums Paid $1,950,847) - 1.77%		2,284,000

U.S. GOVERNMENT OBLIGATIONS - 21.73%
28,000,000	U.S. Government Treasury Bill, 5/21/2015, 0.00%	27,999,020

TOTAL FOR U.S. GOVERNMENT OBLIGATIONS (Cost $27,997,450) - 21.73%		27,999,020

SHORT TERM INVESTMENTS - 4.09%
5,272,779	Fidelity Institutional Treasury Only Money Market Fund - Class I 0.01% **	5,272,779

TOTAL FOR SHORT TERM INVESTMENTS (Cost $5,272,779) - 4.09%		5,272,779

TOTAL INVESTMENTS (Cost $85,795,496) - 100.00%		128,854,886

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.00%		3,351

NET ASSETS - 100.00%		$ 128,858,237

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2015.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Assets and Liabilities
March 31, 2015

Assets:
Investments in Securities, at Value (Cost $85,795,496)	$ 128,854,886
Receivables:
Shareholder Subscriptions	75,783
Dividends and Interest	75,485
Total Assets	129,006,154
Liabilities:
Shareholder Redemptions	25,643
Due to Advisor	99,163
Administrative Fees	11,588
Distribution Fees	11,523
Total Liabilities	147,917
Net Assets	$ 128,858,237

Net Assets Consist of:
Par Value and Paid In Surplus	$ 112,877,449
Accumulated Undistributed Net Investment Income	82,643
Accumulated Realized Loss on Investments	(27,161,245)
Unrealized Appreciation in Value of Investments	43,059,390
Net Assets, for 10,121,087 Shares Outstanding	$ 128,858,237

Class I Shares:
Net Assets	$ 77,463,511
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	6,025,051
Net asset value, offering price, and redemption price per share	$ 12.86

Class N Shares:
Net Assets	$ 49,709,098
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	3,964,872
Net asset value, offering price, and redemption price per share	$ 12.54

Class R Shares:
Net Assets	$ 1,685,628
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	131,164
Net asset value, offering price, and redemption price per share	$ 12.85

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Operations
For the year ended March 31, 2015

Investment Income:
Dividends (net of foreign taxes withheld of $4,991)	$ 2,253,560
Interest	15,582
Total Investment Income	2,269,142

Expenses:
Advisory Fees	1,250,022
Distribution (12b-1) Fees	190,531
Administration Fees	147,884
Total Expenses	1,588,437

Net Investment Income	680,705

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	16,815,218
Options	(13,399,653)
3,415,565
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,299,570)
Options	789,873
(2,509,697)

Net Realized and Unrealized Gain on Investments and Options	905,868

Net Increase in Net Assets Resulting from Operations	$ 1,586,573

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statements of Changes in Net Assets

	For the
	Years Ended
	3/31/2015	3/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 680,705	$ 948,917
Net Realized Gain (Loss) on Investments and Options	3,415,565	(194,627)
Unrealized Appreciation (Depreciation) on Investments and Options	(2,509,697)	5,006,805
Net Increase in Net Assets Resulting from Operations	1,586,573	5,761,095

Distributions to Shareholders:
Net Investment Income:
Class I Shares	(374,088)	(298,497)
Class N Shares	(374,093)	(739,743)
Class R Shares	(3,831)	(9,849)
Total Distributions Paid to Shareholders	(752,012)	(1,048,089)

Capital Share Transactions	(7,173,420)	(18,659,558)

Total Decrease	(6,338,859)	(13,946,552)

Net Assets:
Beginning of Period	135,197,096	149,143,648

End of Period (Including Undistributed Net Investment Income of $82,643
and $153,950, respectively)	$ 128,858,237	$ 135,197,096

The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class I
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2015	3/31/2014	3/31/2013	3/31/2012	3/31/2011

Net Asset Value, at Beginning of Period	$ 12.77	$ 12.33	$ 12.42	$ 12.60	$ 12.00

Income From Investment Operations:
Net Investment Income *	0.08	0.11	0.13	0.13	0.15
Net Gain (Loss) on Securities (Realized and Unrealized)	0.07	0.45	(0.07)	(0.26)	0.50
Total from Investment Operations	0.15	0.56	0.06	(0.13)	0.65

Distributions:
Net Investment Income	(0.06)	(0.12)	(0.15)	(0.05)	(0.05)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.06)	(0.12)	(0.15)	(0.05)	(0.05)

Net Asset Value, at End of Period	$ 12.86	$ 12.77	$ 12.33	$ 12.42	$ 12.60

Total Return **	1.16%	4.56%	0.56%	(1.02)%	5.44%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 77,464	$ 33,952	$ 29,750	$ 45,411	$ 8,372
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.89%	1.10%	1.08%	1.20%
Portfolio Turnover	13.72%	6.91%	2.84%	35.30%	28.99%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2015	3/31/2014	3/31/2013	3/31/2012	3/31/2011

Net Asset Value, at Beginning of Period	$ 12.50	$ 12.08	$ 12.16	$ 12.41	$ 11.89

Income From Investment Operations:
Net Investment Income *	0.05	0.08	0.10	0.10	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	0.07	0.43	(0.05)	(0.28)	0.50
Total from Investment Operations	0.12	0.51	0.05	(0.18)	0.61

Distributions:
Net Investment Income	(0.08)	(0.09)	(0.13)	(0.07)	(0.09)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.08)	(0.09)	(0.13)	(0.07)	(0.09)

Net Asset Value, at End of Period	$ 12.54	$ 12.50	$ 12.08	$ 12.16	$ 12.41

Total Return **	0.96%	4.25%	0.45%	(1.45)%	5.15%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 49,709	$ 99,266	$ 116,935	$ 190,031	$ 139,012
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.36%	0.63%	0.83%	0.79%	0.91%
Portfolio Turnover	13.72%	6.91%	2.84%	35.30%	28.99%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class R
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period
	Years Ended				Ended
	3/31/2015	3/31/2014	3/31/2013	3/31/2012	3/31/2011*

Net Asset Value, at Beginning of Period	$ 12.80	$ 12.37	$ 12.35	$ 12.51	$ 12.18

Income From Investment Operations:
Net Investment Income **	0.01	0.05	0.07	0.07	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	0.07	0.44	0.02	(0.21)	0.29
Total from Investment Operations	0.08	0.49	0.09	(0.14)	0.33

Distributions:
Net Investment Income	(0.03)	(0.06)	(0.07)	(0.02)	-
Realized Gains	-	-	-	-	-
Total from Distributions	(0.03)	(0.06)	(0.07)	(0.02)	-

Net Asset Value, at End of Period	$ 12.85	$ 12.80	$ 12.37	$ 12.35	$ 12.51

Total Return ***	0.60%	3.98%	0.77%	(1.12)%	2.71%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,686	$ 1,979	$ 2,459	$ 2,229	$ 329
Ratio of Expenses to Average Net Assets ****	1.50%	1.50%	1.50%	1.50%	1.45%
Ratio of Net Investment Income to Average Net Assets ****	0.12%	0.37%	0.59%	0.55%	1.14%
Portfolio Turnover	13.72%	6.91%	2.84%	35.30%	28.99%

* For the Period December 29, 2010 (commencement of investment operations) through March 31, 2011.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** Annualized for period less than one year.
The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund"). The Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. Each class of shares commenced operations on the following dates: Class I shares June 5, 2009, Class N shares September 10, 1999 and Class R shares December 29, 2010. Each class differs as to administrative and distribution fees, such that Class I shares have no distribution fees but there is a higher minimum initial investment required.  See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which are distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2012-2015, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

3.)  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

?

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

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Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

?

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government securities - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills with a maturity of 60 days or less are valued using amortized cost and included in level 1 of the fair value hierarchy.

Derivative instruments (put and call options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other then closing price.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2015:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 93,299,087	$ -	$ -	$ 93,299,087
Put Options	-	2,284,000	-	2,284,000
U.S. Government Obligations	27,999,020	-	-	27,999,020
Short-Term Investment	5,272,779	-	-	5,272,779
	$ 126,570,886	$ 2,284,000	$ -	$ 128,854,886

The Fund did not hold any Level 3 assets during the year ended March 31, 2015. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

4.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement - For the year ended March 31, 2015, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.  The Advisor receives a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. For the year ended March 31, 2015, the Advisor earned a management fee of $588,572 for Class I, $644,609 for Class N, and $16,841 for Class R. The Fund owes the Advisor $99,163 for management fees as of March 31, 2015.

The Fund pays the Advisor a fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N and Class R.  For the year ended March 31, 2015, the Advisor earned a fee of $66,132 for Class I, $79,671 for Class N and $2,081 for Class R.  The Fund owes the Advisor $11,588 at March 31, 2015 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2015, the Fund accrued $181,070 for Class N and $9,461 for Class R. The Fund owes the Advisor $11,523 at March 31, 2015 for distribution fees.

Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

5.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2015, purchases and sales of investment securities, other than short-term investments and U.S. Government Securities, aggregated $13,942,231 and $38,358,141, respectively. Purchases and sales of U.S. Government Securities aggregated $55,985,261 and $48,012,000, respectively. Purchases and sales of options aggregated $43,173,798 and $29,040,772, respectively. Purchases and sales of options written aggregated $351,000 and $180,246, respectively.

6.) OPTION TRANSACTIONS

As of March 31, 2015, the Fund had put options valued at $2,284,000, included in investments in securities in the Statement of Assets and Liabilities.

Transactions in put options purchased during the year ended March 31, 2015, were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31, 2014	8,000	$ 1,046,720
Options purchased	200,100	43,173,798
Options exercised	-	-
Options expired	(2,000)	(105,500)
Options terminated in closing purchase transaction	(196,100)	(42,164,171)
Options outstanding at March 31, 2015	10,000	$ 1,950,847

The Fund had no written options outstanding at March 31, 2015. Transactions in written put options during the year ended March 31, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2014	-	$ -
Options written	1,000	180,246
Options exercised	-	-
Options expired	-	-
Options terminated in closing purchase transaction	(1,000)	(180,246)
Options outstanding at March 31, 2015	-	$ -

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2015 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain (Loss)	Location	Unrealized Appreciation
Put Options Purchased	Realized Loss on Options	$(13,228,899)	Net Change in Unrealized Appreciation on Options	$789,873

Put Options Written	Realized Loss on Options Written	$(170,754)	Net Change in Unrealized Appreciation on Options Written	$ -

7.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2015, there were 5,000,000,000 shares of capital stock for the Company with a par value of $.0001 authorized. The total par value and paid in capital totaled $112,877,449.  Transactions in capital stock were as follows:

	Year ended March 31, 2015		Year ended March 31, 2014
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold (a)	4,939,618	$ 62,723,254	1,468,117	$ 18,244,224
Shares issued in reinvestment of dividends	23,579	306,993	10,656	133,835
Shares redeemed	(1,597,469)	(20,442,910)	(1,231,591)	(15,352,274)
Net increase	3,365,728	$ 42,587,337	247,182	$ 3,025,785

	Year ended March 31, 2015		Year ended March 31, 2014
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	1,782,840	$ 22,140,292	1,655,572	$ 20,147,494
Shares issued in reinvestment of dividends	28,753	365,455	58,433	719,315
Shares redeemed (a)	(5,786,163)	(71,966,583)	(3,451,691)	(42,006,749)
Net decrease	(3,974,570)	$ (49,460,836)	(1,737,686)	$ (21,139,940)

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

	Year ended March 31, 2015		Year ended March 31, 2014
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	24,675	$ 315,160	37,500	$ 467,124
Shares issued in reinvestment of dividends	294	3,831	781	9,849
Shares redeemed	(48,477)	(618,912)	(82,435)	(1,022,376)
Net decrease	(23,508)	$ (299,921)	(44,154)	$ (545,403)

(a) During the year ended March 31, 2015, shareholders of Class N shares exchanged their shares to Class I  shares in the amount of $41,372,807.

8.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2015 the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Unrealized appreciation

$42,953,064

Undistributed ordinary income

         82,643

Capital loss carryforwards +:

Expiring 3/31/18

(731,668)

Expiring 3/31/19

(932,573)

Indefinite

(25,390,678)

Total distributable earnings

$15,980,788

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of losses on wash sales.

+The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

As of March 31, 2015 the tax basis components of unrealized appreciation (depreciation) and cost of investment securities (not including options) were as follows:

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

Gross unrealized appreciation on investment securities	$ 43,757,548
Gross unrealized depreciation on investment securities	(804,484)
Net unrealized appreciation on investment securities	$ 42,953,064

Tax cost of investment securities, including short-term investments *	$ 85,901,822

*The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the years ended March 31, 2015 and 2014 are as follows:

Ordinary income:	2015	2014
Class I Shares	$ 374,088	$ 298,497
Class N Shares	374,093	739,743
Class R Shares	3,831	9,849

On December 30, 2014 distributions of $.06, $.08, and $.03 per share were paid to Class I shareholders, Class N shareholders, and Class R shareholders, respectively, aggregating $752,012 paid to shareholders of record on the same date, from net investment income.

On December 27, 2013 distributions of $.12, $.09, and $.06 per share were paid to Class I shareholders, Class N shareholders, and Class R shareholders, respectively, aggregating $1,048,089 paid to shareholders of record on the same date, from net investment income.

9.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2015, UBS Financial Services, Inc., for the benefit of others, in aggregate, owned approximately 37% of the Fund and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Value Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2015 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Value Fund, a series of The Forester Funds, Inc., as of March 31, 2015 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

May 22, 2015

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Forester Value Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2014	March 31, 2015	October 1, 2014 through March 31, 2015

Actual	$1,000.00	$1,027.67	$5.00
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,020.00	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Forester Value Fund - Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2014	March 31, 2015	October 1, 2014 through March 31, 2015

Actual	$1,000.00	$1,025.99	$6.31
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Forester Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2014	March 31, 2015	October 1, 2014 through March 31, 2015

Actual	$1,000.00	$1,024.41	$7.57
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS AND OFFICERS

MARCH 31, 2015 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 54	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than five years
Stanley Simpson 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 56	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 55	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 55	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2015, by the Advisor.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement – At a board meeting held on March 16, 2015 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

   o the nature, extent and quality of the services provided by the Adviser

   o the investment performance of the Funds

o the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

o the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

   o the expense ratios of the Funds

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds (1.25% Value Fund expense ratio versus an average of 1.14% for 1289 funds in the Morningstar Large Value Category and 1.87% for 329 funds in the Long/Short Fund Category).

After discussion the independent directors approved and extended the investment advisory agreement for the Fund.

Forester Discovery Fund

ANNUAL REPORT

MARCH 31, 2015

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER DISCOVERY FUND

Letter to Shareholders

Dear Fellow Shareholder:

The world’s most powerful central banks are conducting an unprecedented level of monetary stimulus. Never before has there been such aggressive coordinated stimulus from the US Federal Reserve, the European Central Bank and the Bank of Japan. All three central banks have cut short-term interest rates to near-zero levels and are driving long-term rates lower with aggressive bond buying programs referred to as Quantitative Easing (QE).

The benefit of monetary stimulus (low interest rates) is that it can help to pull economies out of recessions. The problem with monetary stimulus is that it can cause financial bubbles. In the late 1990s although the economy was heating, the Federal Reserve opted not to raise rates.  They argued that the large gains in productivity (driven by the technology boom) would keep inflation tame. In fact, they actually lowered interest rates in 1998 in response to the Asian crisis and Russian default. Overly accommodative monetary policy was one of the factors that led to the dot-com bubble in the US equity market. When that bubble popped 2000-2002, the economy fell into recession, and the Federal Reserve responded by lowering rates dramatically. These low interest rates were one of the primary factors that led to the housing bubble. When the housing bubble popped, the economy fell into an even deeper recession and the Federal Reserve again responded by lowering interest rates. As you can see in the graph below, they eventually hit 0%, at which point the Federal Reserve turned to QE programs to lower longer-term rates.

US Federal Funds Rate:

This latest round of easing has most likely led to a bubble in the bond market; pricing in this market is clearly irrational. The most dramatic example of irrational pricing is negative yielding government bonds in Europe and Japan. If you are a saver/investor, you actually have to pay an entity to borrow your money! If you hold these bonds until maturity, you have a guaranteed loss on the investment. This phenomenon defies logic and also long held financial principles such as the time value of money. This is unchartered territory for financial markets and we do not yet know the repercussions of this distortion. A 4/13/15 Bloomberg article put it this way, “negative interest rates are a sign of desperation, a signal that traditional policy options have proved ineffective and new limits need to be explored.”  Unfortunately this problem is not contained to a few small issues. According to the Wall Street Journal, 16% of outstanding government bonds globally carry negative yields.

As 2008 demonstrated, even if the bubble is not centered in the equity markets, when the asset bubble eventually pops, the equity market is not spared. There are two reasons for this. First, the equity market is very sensitive to economic stability. If any instability is sensed, risk premiums will increase, driving multiples lower. The second reason is that bubbles are usually not strictly confined to one asset class. Some investors will identify rich valuations and shift into other asset classes, effectively raising valuations across several areas of investment. Unsurprisingly, over the past few years with bond yields very low or even negative, many investors have shifted investments into equities. Across the globe, equity prices have risen substantially more than earnings have, stretching valuations.

3 Year Growth in Stock Prices and Earnings:

		Change in	Earnings
Country	Index	Stock Prices	Growth

USA	S&P 500	46%	13%
Germany	DAX	71%	21%
UK	FTSE	45%	-19%
France	CAC	45%	-5%
Japan	Nikkei	90%	33%
China	Shanghai Comp.	65%	6%

3-Year Price, Earnings and P/E of S&P 500:

So it seems clear that this unprecedented global monetary policy has distorted financial markets. Now that we’re winding down QE here in the US and probably have the first Fed rate hike on the horizon, can we engineer a smooth transition? Given the magnitude of the easing program and the distortions it has caused in financial markets, we expect the transition to be difficult. In a April 22, 2015 CNBC interview, Jim Paulsen, Chief Investment Strategist of Wells Capital Management stated “After the mother of all monetary easing cycles, if we’re exiting that finally, I find it difficult to believe we’re going to just skate right through that without any turbulence, and that’s what I’m looking for.” That’s what we’re looking for as well.

FUND PERFORMANCE

The Forester Discovery Fund reported a -1.13% return for the fiscal year ended March 31, 2015.  This compares to -0.92% for the MSCI EAFE (Europe, Asia, Far East) Index, +12.73% for the S&P 500 Index and -0.78% for the fund’s Morningstar category, Foreign Large Cap Blend.

The fund’s equities performed well, outperforming the MSCI EAFE Index. The outperformance was driven by Teva (+20.9%), Prudential (+19.9%), and Panasonic (+16.2%).  The performance of the securities in the energy sector was disappointing.

Teva Pharmaceuticals had a great year on all accounts.  The firm won a Supreme Court ruling that extended the patent on the company’s Multiple Sclerosis drug Copaxone until September 2015 (the 20 mg/mL version that requires a daily injection). This allowed the company more time to transition patients to the 40 mg/mL version, which requires only three injections per week (and has patent protection until 2030).  The stock also responded favorably to continuing merger activity in the generic pharmaceutical industry.  Teva has been acquisitive and has also been rumored to be a take-out candidate.

Despite currency headwinds from a strong British pound, Prudential posted strong revenue and earnings growth throughout the year that repeatedly topped expectations. The positive momentum in their business led to multiple expansion, resulting in the shares strong performance.

Panasonic had a great year as well, reporting final FY15 revenues and earnings that were well ahead of initial expectations.  The company met their medium-term operating profit target a full year ahead of schedule.  Now the focus expands from improving margins to also growing revenues. A large portion of the expected revenue growth should come from a new partnership with Tesla, in which Panasonic will provide batteries for the automaker.

During the fund’s fiscal year, crude oil fell 45%, significantly pressuring stocks in the Energy sector.  All Energy sector holdings declined during the period: Statoil -32.9%, Total -20.3%, Transocean -18.5%, Suncor -18.2%.  WTI crude ended the year just under $50 and Brent crude closed at $57.  We expect these levels to represent good support.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential. We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

FORESTER FUNDS

THE FORESTER DISCOVERY FUND RETURNS

MARCH 31, 2015 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Discovery Fund	-1.13%	2.39%	4.85%	3.96%	$18,287
S&P 500 Stock Index	12.73%	14.47%	8.01%	4.74%	$20,540
MSCI EAFE Index	-0.92%	6.16%	4.95%	3.70%	$17,593

The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER DISCOVERY FUND

PORTFOLIO ILLUSTRATION

March 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio investments.

Short-Term Investments 1.48%
Consumer Discretionary 4.04%
Consumer Staples 10.47%
Energy 2.54%
Financial Services 8.06%
Health Care 9.99%
Industrial Goods 2.69%
Technology 2.66%
Telecommunications 4.63%
Utilities 2.37%
U.S. Government Obligations 51.07%

	Forester Discovery Fund
	Schedule of Investments
	March 31, 2015

Shares		Value

COMMON STOCKS - 47.41%

Consumer Discretionary - 4.03%
4,700	Michelin ADR	$ 93,318
15,170	Panasonic Corp. ADR	199,182
		292,500
Consumer Staples - 10.46%
1,835	Diageo Plc. (United Kingdom)	202,896
2,760	Imperial Tobacco Group Plc. (United Kingdom)	242,770
3,700	Svenska Cellulosa AB ADR	85,137
5,460	Unilever Plc. ADR	227,737
		758,540
Energy - 2.53%
2,900	Statoil ASA ADR	51,011
1,600	Suncor Energy, Inc. (Canada)	46,800
1,730	Total SA ADR	85,912
		183,723
Financial Services - 8.06%
5,650	AXA Group ADR	142,606
3,180	HSBC Holdings Plc. ADR	135,436
3,440	Prudential Plc. ADR	171,587
3,140	The Toronto-Dominion Bank NY (Canada)	134,549
		584,178
Health Care - 9.98%
950	Astrazeneca Plc. ADR	65,008
2,730	GlaxoSmithKline Plc. ADR	125,990
4,690	Sanofi ADR	231,874
4,830	Teva Pharmaceutical Industries Ltd. ADR	300,909
		723,781
Industrial Goods - 2.69%
1,800	Siemens AG ADR	194,760

Technology - 2.66%
2,670	SAP AG ADR	192,694

Telecommunications - 4.63%
1,400	BT Group Plc. ADR	91,238
7,920	Nippon Telegraph & Telephone Corp. ADR	244,094
		335,332
Utilities - 2.37%
2,660	National Grid Plc. ADR	171,863

TOTAL FOR COMMON STOCKS (Cost $2,834,634) - 47.41%		3,437,371

U.S. GOVERNMENT OBLIGATIONS - 51.03%
3,700,000	U.S. Government Treasury Bill, 5/21/2015, 0.00%	3,699,870

TOTAL FOR U.S. GOVERNMENT OBLIGATIONS (Cost $3,699,663) - 51.03%		3,699,870

SHORT TERM INVESTMENT - 1.48%
107,024	Fidelity Institutional Treasury Only Money Market Fund - Class I 0.01% *	107,024

TOTAL FOR SHORT TERM INVESTMENT (Cost $107,024) - 1.48%		107,024

TOTAL INVESTMENTS (Cost $6,641,321) - 99.92%		7,244,265

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.08%		5,784

NET ASSETS - 100.00%		$ 7,250,049

ADR- American Depositary Receipt
* Variable rate security; the coupon rate shown represents the yield at March 31, 2015.
The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Assets and Liabilities
March 31, 2015

Assets:
Investments in Securities, at Value (Cost $6,641,321)	$ 7,244,265
Cash	345
Receivables:
Dividends and Interest	15,016
Total Assets	7,259,626

Liabilities
Shareholder Redemptions	702
Due to Advisor	8,875
Total Liabilities	9,577

Net Assets	$ 7,250,049

Net Assets Consist of:
Par Value and Paid In Surplus	$ 6,823,223
Accumulated Undistributed Net Investment Income	1,738
Accumulated Realized Loss on Investments	(177,856)
Unrealized Appreciation in Value of Investments	602,944
Net Assets, for 530,482 Shares Outstanding	$ 7,250,049

Net Asset Value Per Share	$ 13.67

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Operations
For the year ended March 31, 2015

Investment Income:
Dividends (net of $14,091 of foreign tax withheld)	$ 116,522
Interest	2,010
Total Investment Income	118,532

Expenses:
Advisory Fees	110,471
Total Expenses	110,471

Net Investment Income	8,061

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	14,745
Change in Unrealized Appreciation (Depreciation) on Investments	(157,011)

Net Realized and Unrealized Loss on Investments	(142,266)

Net Decrease in Net Assets Resulting from Operations	$ (134,205)

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statements of Changes in Net Assets

	For the
	Years Ended
	3/31/2015	3/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 8,061	$ 60,474
Net Realized Gain on Investments	14,745	995,260
Unrealized Appreciation (Depreciation) on Investments	(157,011)	(374,760)
Net Increase (Decrease) in Net Assets Resulting from Operations	(134,205)	680,974

Distributions to Shareholders:
Net Investment Income	(53,193)	(37,297)
Realized Gains	(250,306)	-
Total Distributions Paid to Shareholders	(303,499)	(37,297)

Capital Share Transactions	44,833	(7,275,227)

Total Decrease	(392,871)	(6,631,550)

Net Assets:
Beginning of Year	7,642,920	14,274,470

End of Year (Including Undistributed Net Investment Income of $1,738
and $46,870, respectively)	$ 7,250,049	$ 7,642,920

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2015	3/31/2014	3/31/2013	3/31/2012	3/31/2011

Net Asset Value, at Beginning of Year	$ 14.34	$ 13.32	$ 12.86	$ 13.17	$ 12.75

Income From Investment Operations:
Net Investment Income *	0.01	0.08	0.04	0.05	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.18)	1.00	0.46	(0.32)	0.41
Total from Investment Operations	(0.17)	1.08	0.50	(0.27)	0.43

Distributions:
Net Investment Income	(0.09)	(0.06)	(0.04)	(0.04)	(0.01)
Realized Gains	(0.41)	-	-	-	-
Total from Distributions	(0.50)	(0.06)	(0.04)	(0.04)	(0.01)

Net Asset Value, at End of Year	$ 13.67	$ 14.34	$ 13.32	$ 12.86	$ 13.17

Total Return **	(1.13)%	8.15%	3.88%	(2.03)%	3.40%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 7,250	$ 7,643	$ 14,274	$ 13,767	$ 13,361
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.10%	0.62%	0.33%	0.39%	0.18%
Portfolio Turnover	9.73%	17.49%	0.00%	55.89%	21.16%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(1) ORGANIZATION

Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund.  The Company was incorporated as a Maryland corporation on April 7, 1999.  The accompanying financial statements are those of the Forester Discovery Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principals generally accepted in the United States of America.

SECURITY VALUATION

All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2012-2015, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.   Actual results could differ from those estimates and assumptions.

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

(3) SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

?

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

?

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

?

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government securities - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. U.S. Treasury Bills with a maturity date of 60 days or less are valued using amortized cost and included in level 1 of the fair value hierarchy.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2015:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 3,437,371	$ -	$ -	$ 3,437,371
U.S. Government Obligations	3,699,870	-	-	3,699,870
Short-Term Investment	107,024	-	-	107,024
	$ 7,244,265	$ -	$ -	$ 7,244,265

The Fund did not hold any level 2 or level 3 assets during the year ended March 31, 2015. The Fund did not hold any derivative instruments at any time during the year ended March 31, 2015. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

(4) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2015, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.35% based upon the average daily net assets of the Fund.   For the year ended March 31, 2015, the Advisor earned $110,471 for Advisory services.  The Fund owed the Advisor $8,875 for advisory fees at March 31, 2015.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 0.25% of the Fund's average net assets.   For the year ended March 31, 2015, no such reimbursements were made.

Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company. Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(5) INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term investments and US Government Securities, aggregated $352,920 and $517,462, respectively, for the year ended March 31, 2015. Purchases and sales of U.S. Government Securities aggregated $6,998,099 and $6,299,403, respectively, for the year ended March 31, 2015.

(6) CAPITAL SHARE TRANSACTIONS:

As of March 31, 2015, there were 5,000,000,000 shares of capital stock for the Company with a par value of $.0001 authorized. The total paid in capital totaled $6,823,223. Transactions in capital stock were as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	233,068	$ 3,358,194	103,389	$ 1,435,668
Shares issued in reinvestment of dividends	22,261	300,750	2,607	36,758
Shares redeemed	(257,974)	(3,614,111)	(644,761)	(8,747,653)
Net increase (decrease)	(2,645)	$ 44,833	(538,765)	$(7,275,227)

(7) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  As of March 31, 2015 the Fund's most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$ 588,347
Undistributed ordinary income	1,738
Post-October capital loss deferrals	$(163,259)

Total distributable earnings	$ 426,826

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of losses on wash sales and post-October losses.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

As of March 31, 2015 the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investments	$ 698,566
Gross unrealized depreciation on investments	(110,219)
Net unrealized appreciation on investments	$ 588,347

Tax cost of investments, including short-term investments (a)	$ 6,655,918

(a) The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the years ended March 31, 2015 and 2014 is as follows:

	2015	2014
Ordinary income	$ 53,193	$ 37,297
Long-term capital gain	$ 250,306	$ -

On December 30, 2014 distributions of $.0880 and $.4141 per share aggregating $53,193 and $250,306, respectively, were paid to shareholders of record on December 29, 2014, from ordinary income and long-term capital gain, respectively.

On December 27, 2013 a distribution of $.06403 per share, aggregating $37,297 was paid to shareholders of record on December 26, 2013, from ordinary income.

(8) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2015, National Financial Service LLC, in aggregate, owned approximately 41% of the Fund on behalf of others, and may be deemed to control the Fund. As of March 31, 2015, Charles Schwab & Co., Inc., in omnibus accounts, in aggregate, owned approximately 28% of the Fund and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Discovery Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2015 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Discovery Fund, a series of The Forester Funds, Inc.,  as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 22, 2015

THE FORESTER DISCOVERY FUND

EXPENSE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

Expense Example

As a shareholder of the Forester Discovery Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2014	March 31, 2015	October 1, 2014 through March 31, 2015

Actual	$1,000.00	$983.90	$6.68
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.20	$6.79

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER DISCOVERY FUND

DIRECTORS AND OFFICERS

MARCH 31, 2015 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 54	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than 5 years.
Stanley Simpson 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 56	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 55	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 55	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is a director who is an "interested person" of the Fund by virtue of being an officer of the Fund.  Mr. Forester is also an officer of the investment manager.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2015, from the Advisor.

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement -

At a board meeting held on March 16, 2015, the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

   o the nature, extent and quality of the services provided by the Adviser

   o the investment performance of the Funds

o the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

o the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

   o the expense ratios of the Funds

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds (1.35% Discovery Fund expense ratio versus an average of 1.24% for 738 funds in Morningstar Foreign Large Blend Fund Category).

After discussion the independent directors approved and extended the investment advisory agreement for the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2015

$  20,000

FY 2014

$  20,000

(b)

Audit-Related Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2015

$ 4,000

FY 2014

$ 4,000

Nature of the fees:

Tax filing and preparation.

(d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2015, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date May 29, 2015